Exhibit 10.29

SUPPLEMENTARY AGREEMENT TO CERTAIN DOCUMENTS IN RELATION TO

VARIABLE INTEREST ENTITIES

This Supplementary Agreement (the “Agreement”) is entered into as of October 22, 2013 by and among the following parties:

(1)	Sungy Mobile Limited, (“Sungy”) an offshore enterprise registered in the Cayman Islands, under the laws of the Cayman Islands;

(2)	Jiubang Computer Technology (Guangzhou) Co., Ltd. (the “WFOE”), a wholly foreign-owned enterprise registered in Guangzhou, the People’s Republic of China (“China”), under the laws of China;

(3)	Guangzhou Jiubang Digital Technology Co., Ltd. (“Jiubang Digital”), a domestic company registered in Guangzhou, China, under the laws of China;

(4)	Guangzhou Sanju Advertising Media Co., Ltd. (“Sanju Advertising”), a domestic company registered in Guangzhou, China, under the laws of China;

(5)	Guangzhou Hengye Software Technology Co., Ltd. (“Guangzhou Hengye”), a domestic company registered in Guangzhou, China, under the laws of China;

(6)	Guangzhou Zhiteng Computer Technology Co., Ltd. (“Zhiteng Computer”), a domestic company registered in Guangzhou, China, under the laws of China;

(7)	Each and all entities listed in Schedule 1 hereof, as amended and supplemented from time to time (“Jiubang Subsidiaries”);

(8)	Yuqiang Deng, a citizen of China (PRC ID No.: 441900760328001);

(9)	Xiangdong Zhang, a citizen of China (PRC ID No.: 61032219770521291X); and

(10)	Yingming Chang, a citizen of China (PRC ID No.: 622425197409031610, together with Sanju Advertising, Yuqiang Deng and Xiangdong Zhang, the “Shareholders”)

(Each of Sungy, WFOE, Jiubang Digital, Sanju Advertising, Guangzhou Hengye and Zhiteng Computer, each of Jiubang Subsidiaries and each of the Shareholders, a “Party”, and collectively the “Parties”.)

RECITALS

(1)	WHEREAS, Sungy was originally named Sungy Data Ltd. and incorporated in the British Virgin Islands, but subsequently applied for a transfer by way of continuation to the Cayman Islands (the “Redomiciliation”) in August 2013, and changed its corporate name to Sungy Mobile Limited in October 2013;

(2)	WHEREAS, the Parties entered into certain documents as listed in Schedule 2 hereof in relation to arrangements among Sungy (under its previous name of Sungy Data Ltd. and as a British Virgin Islands company), the WFOE, Jiubang Digital, Sanju Advertising, Guangzhou Hengye, Zhiteng Computer and their Shareholders, and Jiubang Subsidiaries (the “VIE Documents”);

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(3)	WHEREAS, Sungy has, since entering into the VIE Documents, completed the Redomiciliation, became an exempted company registered by way of continuation in the Cayman Islands, and changed its name to Sungy Mobile Limited (the “Name Change”); and

(4)	The Parties desire to enter into this Agreement to reflect the Name Change and Redomiciliation and re-affirm the rights and responsibilities of Sungy under the VIE Documents.

AGREEMENT

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	All references to “Sungy Data Ltd.” in the VIE Documents shall be deemed to refer to “Sungy Mobile Limited”.

2.	Immediately upon Redomicilation, Sungy, as an exempted company registered by way of continuation in the Cayman Islands, shall have automatically assumed all the rights and obligations of Sungy Data Ltd. as a company incorporated in the British Virgin Islands under the VIE Documents.

3.	This Agreement shall constitute an integral part of any and all of the VIE Documents and shall have the same full force and effect as all other provisions therein.

4.	This Agreement shall become effective upon the execution hereof by all Parties. This agreement, upon the date first set forth above, shall replace in their entirety any verbal, written agreements and/or documents in relation to the subject matters involved in this agreement concluded previously between/among the Parties.

5.	Except as expressly set forth herein, this Agreement shall not by implication or otherwise alter, modify, amend or in any way affect or constitute a waiver of any of the terms, conditions, obligations, covenants or agreements contained in the VIE Documents, all of which shall continue in full force and effect according to their terms.

6.	This Agreement shall be construed in accordance with and governed by the laws of China.

7.	Any dispute arising from or in connection with this Agreement shall be submitted to China International Economic and Trade Arbitration Commission (CIETAC) for arbitration which shall be conducted in accordance with the CIETAC’s arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon all Parties. The place of arbitration shall be in Beijing.

8.	For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document, and such counterparts may be delivered by facsimile or electronic mail.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

Sungy Mobile Limited

Authorized Representative:

Signature:	/s/ Yuqiang Deng

Jiubang Computer Technology (Guangzhou) Co., Ltd.

Authorized Representative:

Signature:	/s/ Yuqiang Deng

Seal: (Seal)

Guangzhou Jiubang Digital Technology Co., Ltd.

Authorized Representative:

Signature:	/s/ Yuqiang Deng

Seal: (Seal)

Guangzhou Sanju Advertising Media Co., Ltd.

Authorized Representative:

Signature:	/s/ Yuqiang Deng

Seal: (Seal)

Guangzhou Hengye Software Technology Co., Ltd.

Authorized Representative:

Signature:	/s/ Yuqiang Deng

Seal: (Seal)

Guangzhou Zhiteng Computer Technology Co., Ltd.

Authorized Representative:

Signature:	/s/ Yuqiang Deng

Seal: (Seal)

[Signature page to Supplementary Agreement]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

Yuqiang Deng

Signature:	/s/ Yuqiang Deng

Xiangdong Zhang

Signature:	/s/ Xiangdong Zhang

Yingming Chang

Signature:	/s/ Yingming Chang

[Signature page to Supplementary Agreement]

SCHEDULE 1

Jiubang Subsidiaries

No.	English Name	Chinese Name	Signature	Seal

1.	Guangzhou Chengshang Computer Technology Co., Ltd.		/s/ Yuqiang Deng	Company Seal

2.	Guangzhou Juyou Computer Technology Co., Ltd.		/s/ Yuqiang Deng	Company Seal

3.	Beijing Yunlei Culture Communication Co., Ltd.		/s/ Yuqiang Deng	Company Seal

4.	Guangzhou Jiubang Mobile Internet Research Institute Co., Ltd.		/s/ Yuqiang Deng	Company Seal

5.	Guangzhou Jiubang Mobile Internet Research Institute		/s/ Yuqiang Deng	Company Seal

Sch-1-1

SCHEDULE 2

1.	Business Cooperation Agreement dated August 21, 2013 among Sungy Data Ltd., Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Jiubang Digital Technology Co., Ltd. and its shareholders and Jiubang Subsidiaries

2.	Proxy Agreement and Power of Attorney dated August 21, 2013 among Sungy Data Ltd., Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Jiubang Digital Technology Co., Ltd. and its shareholders

3.	Exclusive Option Agreement dated August 21, 2013 among Sungy Data Ltd., Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Jiubang Digital Technology Co., Ltd. and its shareholders

4.	Equity Pledge Agreement dated August 21, 2013 among Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Jiubang Digital Technology Co., Ltd. and its shareholders

5.	Business Cooperation Agreement dated August 21, 2013 among Sungy Data Ltd., Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Sanju Advertising Media Co., Ltd. and its shareholders

6.	Proxy Agreement and Power of Attorney dated August 21, 2013 among Sungy Data Ltd., Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Sanju Advertising Media Co., Ltd. and its shareholders

7.	Exclusive Option Agreement dated August 21, 2013 among Sungy Data Ltd., Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Sanju Advertising Media Co., Ltd. and its shareholders

8.	Equity Pledge Agreement dated August 21, 2013 among Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Sanju Advertising Media Co., Ltd. and its shareholders

9.	Business Cooperation Agreement dated August 21, 2013 among Sungy Data Ltd., Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Hengye Software Technology Co., Ltd. and its shareholders

10.	Proxy Agreement and Power of Attorney dated August 21, 2013 among Sungy Data Ltd., Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Hengye Software Technology Co., Ltd. and its shareholders

11.	Exclusive Option Agreement dated August 21, 2013 among Sungy Data Ltd., Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Hengye Software Technology Co., Ltd. and its shareholders

12.	Equity Pledge Agreement dated August 21, 2013 among Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Hengye Software Technology Co., Ltd. and its shareholders

13.	Business Cooperation Agreement dated August 21, 2013 among Sungy Data Ltd., Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Zhiteng Computer Technology Co., Ltd., Ltd. and its shareholders

14.	Proxy Agreement and Power of Attorney dated August 21, 2013 among Sungy Data Ltd., Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Zhiteng Computer Technology Co., Ltd., Ltd. and its shareholders

Sch-2-1

15.	Exclusive Option Agreement dated August 21, 2013 among Sungy Data Ltd., Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Zhiteng Computer Technology Co., Ltd., Ltd. and its shareholders

16.	Equity Pledge Agreement dated August 21, 2013 among Jiubang Computer Technology (Guangzhou) Co., Ltd., Guangzhou Zhiteng Computer Technology Co., Ltd., Ltd. and its shareholders

Sch-2-2